Prospectus Supplement

December 4, 2017

Morgan Stanley Institutional Fund Trust

Supplement dated December 4, 2017 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2017

Ultra-Short Income Portfolio

The first sentence of the section of the Prospectus entitled "Portfolio Summary—Payments to Broker-Dealers and Other Financial Intermediaries" is hereby deleted and replaced with the following:

If you purchase shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services.

Please retain this supplement for future reference.

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